Subsequent Event	12 Months Ended
Mar. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent Event
43)	SUBSEQUENT EVENT

As a result of the COVID-19 pandemic outbreak, the Group’s businesses, results of operation, financial positions and cash flows were materially and adversely affected at the end of fourth quarter of financial year 2019-20 with continuing impact in the subsequent periods. Travel restrictions, both international as well as domestic, imposed in India materially disrupted revenue lines subsequent to the year end. Such restrictions have continued for the greater part of the subsequent quarter with only some domestic travel and government approved international travel operations commencing in May 2020. This has resulted in revenue declining more than 90% during first quarter of fiscal year 2021. Beginning in April 2020, the Group has implemented various cost saving measures including reduction in compensation, outsourcing costs, various general and administrative costs, and a consequent reduction in the marketing and sales promotion and payment gateway costs, in response to current market conditions. The decline in revenue has been offset by corresponding decline in all direct transaction related expenses such as service cost, marketing and sales promotion expenses and payment gateway charges. As a result of decline in various costs, our result from operating activities is not significantly impacted in the first quarter of fiscal year 2021. Further, based on the liquidity assessment, management believe that the Group has sufficient cash to meet anticipated cash needs, including cash needs for working capital for the foreseeable future. Due to significant uncertainties surrounding the COVID-19 pandemic, travel restrictions remain unpredictable as to their timing and may evolve in response to the COVID-19 evolution in India.